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                      SMITH BARNEY ALLOCATION SERIES INC.
                               SELECT PORTFOLIOS
                         Select High Growth Portfolio
                            Select Growth Portfolio
                           Select Balanced Portfolio
                              (the "Portfolios")

      SUPPLEMENT DATED DECEMBER 19, 2001 TO PROSPECTUS DATED MAY 31, 2001

   The following revises and supersedes, as applicable, the information contained in the Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

      Effective immediately, Smith Barney Fund Management LLC, the Portfolios' investment manager, utilizes a team management approach to manage the assets of the Portfolios.

FD 02459